                                                                    EXHIBIT 10.1

                             OFFICE LEASE AGREEMENT

                                 BY AND BETWEEN

                         WEDGEWOOD DRIVE PARTNERS, LTD.

                                       AND

                             INTERPHASE CORPORATION




         PARKWAY CENTRE, PHASE I
         2901 NORTH DALLAS PARKWAY
         PIANO, TEXAS 75093


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                                TABLE OF CONTENTS

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1.  DEFINITIONS ..................................................      1
2.  LEASE GRANT ..................................................      5
3.  LEASE TERM ...................................................      5
4.  USE ..........................................................      6
5.  BASE RENTAL ..................................................      6
6.  OPERATING EXPENSE PAYMENT ....................................      7
7.  ELECTRIC SERVICE BILLING .....................................      8
8.  SERVICES TO BE FURNISHED BY LANDLORD .........................      9
9.  IMPROVEMENTS TO BE MADE BY LANDLORD ..........................     10
10. MAINTENANCE AND REPAIR OF PREMISES BY LANDLORD ...............     10
11. GRAPHICS; SIGNAGE ............................................     11
12. CARE OF THE PREMISES BY TENANT ...............................     11
13. REPAIRS AND ALTERATIONS BY TENANT ............................     11
14. PARKING ......................................................     11
15. LAWS AND REGULATIONS .........................................     12
16. BUILDING RULES ...............................................     12
17. ENTRY BY LANDLORD ............................................     12
18. ASSIGNMENT AND SUBLETTING ....................................     12
19. MECHANIC'S LIEN ..............................................     13
20. PROPERTY INSURANCE ...........................................     13
21. LIABILITY INSURANCE ..........................................     14
22. INDEMNITY ....................................................     14
23. WAIVER OF SUBROGATION RIGHTS .................................     15
24. CASUALTY DAMAGE ..............................................     15
25. CONDEMNATION .................................................     16
26. DAMAGES FROM CERTAIN CAUSES ..................................     16
27. EVENTS OF DEFAULT ............................................     16
28. RIGHTS OF LANDLORD UPON DEFAULT BY TENANT ....................     17
29. EXPENSE OF REPOSSESSION ......................................     21
30. CUMULATIVE REMEDIES; WAIVER OR RELEASE .......................     21
31. HAZARDOUS WASTE ..............................................     21


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
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32. ATTORNEY'S FEES ..............................................     22
33. DEFAULT BY LANDLORD ..........................................     22
34. PEACEFUL ENJOYMENT ...........................................     22
35. HOLDING OVER .................................................     23
36. SUBORDINATION TO MORTGAGE ....................................     23
37. LANDLORD'S CONTRACTUAL SECURITY INTEREST .....................     24
38. USE AND STORAGE OF PERSONAL PROPERTY .........................     24
39. SUBORDINATION OF LANDLORD'S LIEN .............................     25
40. NO IMPLIED WAIVER ............................................     25
41. PERSONAL LIABILITY ...........................................     26
42. SECURITY DEPOSIT .............................................     26
43. NOTICE .......................................................     26
44. SEVERABILITY .................................................     27
45. AMERICANS WITH DISABILITIES ACT AND TEXAS
    ARCHITECTURAL BARRIERS ACT ...................................     27
46. RECORDATION ..................................................     28
47. GOVERNING LAW ................................................     28
48. FORCE MAJEURE ................................................     28
49. TIME OF PERFORMANCE ..........................................     28
50. TRANSFERS BY LANDLORD ........................................     28
51. BROKER .......................................................     28
52. EFFECT OF DELIVERY OF THIS LEASE .............................     29
53. ENTIRE AGREEMENT .............................................     29
54. AMENDMENT ....................................................     29
55. LIMITATION OF WARRANTIES .....................................     29
56. MAIL .........................................................     29
57. EXHIBITS .....................................................     29


                                       ii
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                             OFFICE LEASE AGREEMENT


         THIS LEASE AGREEMENT (the "Lease") made and entered into on this the 2nd day of August 2002, between the "Landlord" and "Tenant" hereafter set forth.

                                   WITNESSETH:

1. DEFINITIONS: For the purpose of this Lease, the following definitions shall govern:

         (a) "Landlord": WEDGEWOOD DRIVE PARTNERS, LTD., a Texas limited partnership.

         (b)      "Tenant": Interphase Corporation

         (c) The "Property": The real property described in Exhibit A attached hereto and incorporated herein, the improvements constructed thereon.

         (d) "Premises": Suite number: 200 (approximately 22,228 square feet of Rentable Area), being the suite outlined on the floor plan attached to this Lease as Exhibit B and incorporated herein. At Tenant's request, Landlord shall provide Tenant with an architect's certificate stating the actual number of square feet contained within the Premises according to BOMA standards. The Base Rental and Tenant's Pro Rata Share (as below defined) shall be adjusted based on the actual number of square feet in the Premises, if necessary. The Premises are located in the office building known as Parkway Centre, Phase I (the "Building") located on the Property known as 2901 North Dallas Parkway, Plano, Texas 75093.

         (e) "Base Rental": The sum of thirty-one thousand four hundred and eighty nine dollars and sixty-seven cents ($31,489.67) per month or $17.00 per square foot per year as Base Rental in accordance with Paragraph 5 hereof, as same may be adjusted pursuant to an architect's certificate delivered in accordance with Paragraph 1(d); provided, however, that no rent shall be due and payable for the first three (3) months following the Commencement Date. The Base Rental due for the first month during the Lease Term (as below defined) has been deposited with Landlord by Tenant contemporaneously with the execution hereof


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         (f)      "Commencement Date": The later of 10/01/02 or the date
                  specified in Paragraph 3(c) hereof. In the event Commencement Date is not delayed pursuant to Paragraph 3(c), this Lease shall expire on 12/31/05.

         (g) "Rent Commencement Date": The date that is three (3) calendar months after the Commencement Date, upon which Base Rental shall become due and payable.

         (h) "Lease Term": A term commencing on the Commencement Date and continuing until Thirty-nine (39) months after the first day of the first full month following Commencement Date.

         (i)      "Base Year": Calendar year 2002.

         (j) "Security Deposit": The sum of thirty-one thousand four hundred and eighty nine dollars and sixty-seven cents ($31,489.67).

         (k) "Additional Security Deposit": The sum of thirty-one thousand four hundred and eighty nine dollars and sixty-seven cents ($31,489.67) to be deposited with Landlord pursuant to Section 42(B).

         (1) "Tenant's Prorata Share": 25.52% being a fraction the numerator of which is the number of square feet of Rentable Area in the Premises and the denominator of which is the number of square feet of Rentable Area in the Building (87,112), as same may be adjusted pursuant to an architect's certificate delivered in accordance with Paragraph 1(d).

         (m)      "Permitted Use": General office use and engineering labs.

         (n) "Common Areas": Those areas of the Building devoted to corridors, elevator foyers, atria, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other facilities provided for the common use or benefit of tenants generally and/or the public.

         (o) "Service Areas": Those areas of the Building within the outside walls used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas for the exclusive use of the particular Tenant).

         (p) "Rentable Area" of the Premises: The gross area within the inside surface of the outer glass of the exterior walls, to the mid-point of any walls separating portions of the Premises from Common Areas and Service Areas, subject to the following:


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                  1)       Rentable Area shall include any Service Areas.

                  2) Rentable Area shall include a prorata part of the Common Areas in the Building, such proration based upon the ratio of the Rentable Area within the Premises to the total Rentable Area in the Building, both determined without regard to the Common Areas.

                  3) Rentable Area shall include any columns and/or projection(s) which protrude into the Premises and/or the Common Areas.

         (o) "Operating Expenses": All expenses incurred by Landlord with respect to the maintenance and operation of the Property or the Building of which the Premises are a part, including, but not limited to:

                  1)       Maintenance and repair costs;

                  2)       Security;

                  3) Management fees, wages and fringe benefits payable to employees of Landlord whose duties are directly connected with the operation and maintenance of the Building;

                  4) All services, utilities, supplies, repairs, replacement or other expenses for maintaining and operating the Common Areas and parking areas;

                  5) The cost, including interest, amortized over its useful life as determined in accordance with generally accepted accounting principles, of any capital improvement made to the Building by Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Building at the time it was constructed;

                  6) The cost, including interest, amortized over its useful life as determined in accordance with generally accepted accounting principles, of installation of any device or other equipment which improves the operating efficiency of any system within the Premises and which thereby reduces Operating Expenses;

                  7) All other current expenses or amortization of capital improvements amortized over their useful life as determined in accordance with generally accepted accounting principles, which would generally be regarded as operating and maintenance expenses or expenditures to improve operating efficiency, but excluding the exclusions from Operating Expenses provided herein;


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                  8)       All real property taxes and annual installments of
                           special assessments, including dues and assessments by means of deed restrictions and/or owners' associations which accrue against the Property or the Building of which the Premises are a part during the term of this Lease; and

                  9) All insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, with respect to the Building.

         The term "Operating Expense" does not include the following:

                  10) Repairs, restoration or other work occasioned by fire, windstorm or other casualty;

                  11)      Income and franchise taxes of Landlord;

                  12) Expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses and expenses for the renovating of space for new tenants;

                  13) Interest or principal payments on any mortgage or other indebtedness of Landlord;

                  14) Compensation paid to any employee of Landlord above the grade of property manager;

                  15)      Any depreciation allowance or expense; or

                  16) Other operating expenses or Electrical Service Billings, which are the responsibility of tenants of the Building for their premises.

         (p) "Controllable Operating Expenses": All Operating Expenses other than taxes, insurance costs, utilities, and the amortization of the cost of installation of capital improvements to improve operating efficiency.

         (q) "Exterior Common Areas": Those areas which are not located within the Building and which are provided and maintained for the common use and benefit of Landlord and Tenants of the Building generally and the employees, invitees and licensees of Landlord and such Tenants; including without limitation all parking areas, enclosed or otherwise, and all streets, sidewalks and landscaped areas located on the Property.


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         (q)      "Building Standard Improvements": When used herein, this term shall mean those improvements to the Tenant-occupied spaces within the Building which Landlord shall agree to provide according to the Work Letter attached hereto as Exhibit D and incorporated herein for all purposes. "Building Grade" shall mean the type, brand and/or quality of materials designated on Exhibit D to be the minimum quality to be used in the Building.

         (r) "Tenant's Address": For purposes of this Lease, Tenant's address for notice prior to the Commencement Date shall be:
                  13800 Senlac Drive
                  Dallas, Texas 75234

                  Tenant's address for notice after the Commencement Date shall be the address of the Leased Premises.

         (s) "Landlord's Address": For purposes of this Lease, Landlord's address for notice shall be: 501 Elm Street, Suite 375, Dallas, Texas 75202, facsimile: 214-741-3477.

2. LEASE GRANT: Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, as defined in Paragraph 1(d).

3.       LEASE TERM:

         (a) This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

         (b) If by the first date specified in Paragraph 1(f) the Premises have not been substantially completed pursuant to the Work Letter, due to omission, delay or default by Tenant or anyone acting under or for Tenant (hereinafter collectively, a "Tenant's Delay"), Landlord shall have no liability, and the obligations of the Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.

         (c) It however, the Premises are not substantially completed, other than as a result of Tenant's Delay, by October 1, 2002, the Commencement Date shall be delayed until the earlier of actual occupancy by Tenant or substantial completion of the work which Landlord has agreed to perform and the Rent Commencement Date will be delayed accordingly.


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         (d) In the event the Commencement Date has not occurred prior to
         November 15, 2002, Tenant shall have the option to terminate this Lease upon ten (10) days prior written notice to Landlord, unless Landlord shall deliver the Premises substantially complete in accordance with the terms of the Work Letter within such ten (10) day period. Tenant's right to terminate shall expire on November 30, 2002. If Tenant elects to terminate the Lease as provided herein, Tenant shall be released from all obligations under this Lease.

         For purposes of this Lease, the terms "substantially complete" or "substantial completion" shall mean that a certificate of occupancy has been issued for the Premises and all major "punch list" items have been resolved to Tenant's reasonable satisfaction, except for minor items, which would not have a material effect on Tenant's use, enjoyment, and occupancy of the Premises.

4. USE: The Premises shall be used for the Permitted Use and for no other purpose. The Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building.

5.       BASE RENTAL:

         (a) Tenant agrees to pay during the Lease Term, to Landlord, without any setoff or deductions whatsoever, the Base Rental, and all other such sums of money as shall become due hereunder as additional rent, including, without limitation, any estimated Operating Expense payments pursuant to Paragraph 6 hereof then in effect, the Electric Service Billings pursuant to Paragraph 7 hereof, and the rent for the reserved parking spaces pursuant to Paragraph 14, all of which are sometimes herein collectively called "rent" for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The Base Rental, together with any estimated Operating Expense payments pursuant to Paragraph 6 hereof, the Electric Service Billings pursuant to Paragraph 7 hereof, and the rent for the reserved parking spaces pursuant to Paragraph 14, shall be due and payable in advance monthly on the first day of each calendar month during the initial term of this Lease and any extensions or renewals thereof; provided, however that Base Rental shall not commence until the Rent Commencement Date, and Tenant hereby agrees to pay such Base Rental and any adjustments and billings thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than the first day of a month or terminates on a day other the day other than the last day of a month, then the installments of Base Rental and any adjustments and


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                  billings thereto for such month or months shall be prorated, based on the number of days in such month.

         (b) If Tenant shall fail to pay the Base Rental on or before the tenth (10th) day of the calendar month in which such Base Rental is due, Tenant shall be deemed to be "late", and Tenant shall pay to Landlord on demand a late charge equal to five percent (5%) of such Base Rental.

6.       OPERATING EXPENSE PAYMENT:

         Operating Expenses. In addition to Base Rental, Tenant shall also pay Tenant's Prorata Share of the amount, if any, by which Operating Expenses during any calendar year of the Lease Term after the Base Year of 2002 exceed the Operating Expenses of the Base Year; provided, however, that Tenant shall not pay additional rent for excess Operating Expenses for the calendar year 2003. Notwithstanding anything to the contrary, Tenant's obligation for the payment of Controllable Operating Expenses shall be capped so as not to exceed an annual increase from the immediately preceding year in excess of 8% per annum cumulatively; provided that such increase for the year 2004 shall be based on an increase over the Base Year. Landlord shall, within nine (9) months following the close of any calendar year provide a statement to Tenant showing in reasonable detail the computations of the additional rent due for Operating Expenses, if any (the "Statement"), which shall be due thirty (30) days after the receipt of such Statement. If this Lease shall terminate on a day other than the last day of the calendar year, the amount of any additional rental payable by Tenant applicable to the year in which such termination shall occur shall be prorated based on the ratio that the number of days from the commencement of such calendar year to and including such termination date bears to 365. If at any time after calendar year 2003, Landlord has reason to believe the per square foot Operating Expenses for the calendar year will exceed the Operating Expenses for the Base Year, Landlord may by invoice direct Tenant to prepay monthly one-twelfth of an amount equal to (i) an estimate of the additional rent due under this paragraph for the current year, or (ii) the amount paid in the previous calendar year. If the Statement shows an amount owing by Tenant that is less than the sum of the monthly payments made by Tenant in the previous calendar year, the Statement shall be accompanied by a refund of the excess from Landlord to Tenant (or, at Landlord's option, Landlord may apply such overpayment against rentals due hereunder). During the year in which this Lease terminates, Landlord shall have the option to invoice Tenant for Tenant's Prorata Share of the excess Operating Expenses based upon the previous year's excess Operating Expenses; Landlord shall invoice Tenant under this option either prior to the termination of this Lease or within thirty (30) days thereafter. Landlord shall refund to Tenant, within thirty (30) days after the termination of this Lease, any excess amounts paid by Tenant during the final year or partial year of the Lease Term, as the case may be.


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         Audit Rights. Tenant, at any time within one (1) year after receipt of any Statement, and upon no less than thirty (30) days prior written notice to Landlord, may cause an audit to be made of Landlord's books and records relating to Operating Expenses. Landlord shall make available for the audit at Landlord's office in Dallas, Texas, all applicable books and records. If the audit discloses an overcharge of Operating Expenses by Landlord, Landlord shall within thirty (30) days pay to Tenant the amount of the overpayment. If the audit discloses an overpayment in excess of five percent (5%) of the Operating Expenses actually paid by Tenant, then Landlord shall also immediately pay to Tenant all reasonable costs and expenses incurred in the audit. If the audit discloses an underpayment of Operating Expenses actually paid by Tenant, then Tenant shall, within thirty (30) days after the conclusion of such audit, pay to Landlord the amount of such underpayment.

7.       ELECTRIC SERVICE BILLING:

         Tenant agrees to pay to Landlord, within ten (10) business days of the date Tenant is billed by Landlord each month, as additional rent, Tenant's Prorata Share of all electricity to be consumed in the Building during each month, or portion of a month during the Lease Term. Landlord shall bill Tenant monthly in advance for such utilities' cost for the current month.

         Tenant's utilities' cost shall be adjusted for a partial month of occupancy on a per diem basis. Landlord shall make a good faith estimate of charges for all electricity to be consumed in the Building for purposes of electrical service billings. Any amounts paid based on such estimate shall be subject to adjustment on an annual basis if actual utility costs for any calendar year are not equal to Landlord's estimate. Landlord shall refund to Tenant any overpayment of such costs (or, at Landlord's option, apply such overpayment against rentals due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to utility costs for prior year.

         Landlord shall not be obligated to provide dedicated circuits or electrical power in excess of Building Standard (4 watts per square foot for Tenant's use plus 4 watts per square foot for Tenant's HVAC). If the installation of said electrical equipment requires additional air conditioning capacity above that provided by the Building Standard systems, then the additional air conditioning installation and operating costs will be the obligation of the Tenant. Landlord, at its option, may cause an electric current meter or such similar device to be installed on the Premises so as to measure the amount of electric current consumed by Tenant. The cost of any such meters and of the installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord, promptly upon demand by Landlord, for all such electricity used or consumed.


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8.       SERVICES TO BE FURNISHED BY LANDLORD:

         (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be provided in first class office buildings within the North Dallas Tollway/Plano submarket or as required by governmental authority, provided, however, heating and air conditioning service at times other than for "Normal Business Hours" for the Building (which are 7:30 a.m. through 6:00 p.m. on Mondays through Fridays, and 7:30 a.m. to 1:00 p.m. on Saturdays, exclusive of normal business holidays) shall be furnished only upon the written request of Tenant delivered to Landlord prior to 3:00 pm. Tenant shall bear the entire estimated cost of such additional service for the floor of the Premises requiring additional services, which cost to Tenant is currently billed at $35.00 per hour. Such amount shall be invoiced by Landlord with the monthly Electric Service Billing. Normal business holidays shall, for purposes of this Lease, be deemed to be New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Good Friday, Christmas Day, and any other holidays commonly observed by landlords of comparable buildings.

         (b) Routine maintenance and repair, including, without limitation, window washing, plumbing repairs, carpet cleaning, touch up painting, and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent customary for first class buildings in the Dallas North Tollway/Plano sub-market.

         (c) Janitor service, five (5) times weekly, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Landlord.

         (d) Subject to the provisions of Paragraph 7, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

         (e) All Building Standard fluorescent bulb replacement in the Premises and incandescent bulb replacement in the Common Areas and Service Areas.

         (f) Elevator Service twenty-four (24) hours a day, seven (7) days a week.

         (g) Security in the form of limiting the general public's access to the Building during other than Normal Business Hours shall be provided in such form as Landlord deems appropriate, which will include a controlled access entry


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                  system, such as a "cardex," keypad or similar system.
                  Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises, the Building or the Property, except in the event of liabilities or damage arising solely as a result of Landlord's gross negligence or willful misconduct in connection with providing security, and neither shall Landlord be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto.

The failure by Landlord to any extent to furnish or the interruption or termination of these defined services in whole or in part, resulting from causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof; provided, however, Base Rental and any additional rent due for Operating Expenses and Electrical Service shall be abated pro rata, if any failure to furnish or interruption or termination of such major services that renders the Premises untenantable shall continue for a period of five (5) business days or longer. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly for any cause, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting there from.

9. IMPROVEMENTS TO BE MADE BY LANDLORD: Except as otherwise provided in the Special Provisions attached hereto as Exhibit C and the Work Letter attached hereto as Exhibit D, all installations and improvements now or hereafter placed on the Premises other than Building Standard Improvements shall be for Tenant's account and at Tenant's cost.

10. MAINTENANCE AND REPAIR OF PREMISES BY LANDLORD: Landlord, at Landlord's sole cost and expense, shall be responsible for the maintenance and repair of the heating, ventilation and air conditioning system, plumbing systems, electrical system and sprinkler system for the Building, the exterior of the Building, including, without limitation, the roof of the Building, the structural elements of the Building, the Common Areas, the Service Areas, the Exterior Common Areas and the repairs and replacements set forth on Exhibit D attached hereto. At least ten (10) days prior to the Commencement Date, Tenant will conduct a walkthrough of the Premises with Landlord to ensure that everything is in working order and cosmetically presentable. Landlord agrees to make repairs reasonably requested by Tenant prior to the Commencement Date or within a reasonable period of time thereafter. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises.


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11.      GRAPHICS; SIGNAGE: Landlord shall provide and install, at Tenant's cost, all letters or numerals or signs at or near the corridor entry leading to the Premises. All such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent. Tenant, at Tenant's sole cost and expense, may place signage identifying Tenant on the monument sign for the Building and on the first floor directory. In addition, Tenant may, at Tenant's sole cost and expense, place a sign on the exterior of the Building and in the second floor lobby of the Building where the "Xalted" signs are currently located.

12. CARE OF THE PREMISES BY TENANT: Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as the same existed on the Commencement Date, ordinary wear and tear excepted, consistent with a first-class office building.

13. REPAIRS AND ALTERATIONS BY TENANT: Tenant covenants and agrees with Landlord, at Tenant's own cost and expense, to repair or replace any damage done to the Building or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and such repairs shall restore the Building to as good a condition as it was in prior to such damage, ordinary wear and tear excepted, consistent with a first-class office building, and shall be affected in compliance with all applicable laws: provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall pay the cost thereof (plus a reasonable fee for Landlord's supervision) to the Landlord on demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for moveable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises. In the event that Landlord so elects, and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant's cost, and Tenant shall pay Landlord on demand the cost of restoring the Premises to Building Standard.

14. PARKING: During the Lease Term, Tenant shall have free of charge the non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. In addition, Tenant shall be entitled to the use of ten (10)
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         per month, subject to adjustment during the option term based on the then-current market rate.

15. LAWS AND REGULATIONS: Tenant agrees to comply with all applicable laws, ordinances, rules, and regulations of any governmental entity or agency having jurisdiction over the Premises.

16. BUILDING RULES: Tenant will comply with the rules of the Building and the Property attached hereto as Exhibit E, as amended and altered by Landlord from time to time, and will cause all of its agents, employees, invitees and visitors to so comply; all changes to such rules will be sent by Landlord to Tenant in writing.

17. ENTRY BY LANDLORD: Tenant agrees to permit Landlord or its agents or representatives to enter and upon any part of the Premises during ordinary business hours, or at such other times as Landlord deems appropriate to inspect the same, or to show the Premises to prospective purchasers, mortgages, or insurers, to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

18.      ASSIGNMENT AND SUBLETTING:

         (a) Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein without Landlord's prior written consent, which, except as provided in Paragraphs 18(b), may be withheld or given upon such conditions as Landlord may elect. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void. If Landlord should fail to notify Tenant in writing of its decision within a fifteen (15) day period after Landlord is notified in writing of any proposed assignment or sublease, Landlord shall be deemed to have refused to consent to any such assignment or subleasing, and to have elected to keep this Lease in full force and effect.

         (b) Landlord will not unreasonably withhold its consent to a subsequent sublease of part or all of the Premises to a subsequent subtenant of financial and other qualifications reasonably satisfactory to Landlord. Any such sublease shall call for all rent to be payable on a monthly basis. If the rent and other sums received by Tenant on account of a sublease of all or any portion of the Premises exceeds the Base Rental and other rent due hereunder allocable to the space subject to the sublease (in the proportion of the area of such space to the entire Premises), then Tenant shall pay to Landlord, as an additional charge, one hundred percent (100%) of the net proceeds of such excess, monthly as received by Tenant, after Tenant has recouped its leasing commissions, advertising costs and all other costs associated with such assignment or sublease. No consent by Landlord to an assignment or


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            subletting shall be construed to relieve Tenant or any successor from obtaining the express consent in writing of Landlord to any further assignment or subletting. Neither shall any consent by Landlord to an assignment or subletting relieve Tenant of any of its liability hereunder. It shall be a condition of Landlord's approval to any sublease of the Premises that the subtenant agree in writing satisfactory to Landlord, to be bound to Landlord with respect to all of the obligations of Tenant hereunder, including, without limitation, the covenant against further subletting or assignment, and agree to reimburse Landlord for its out-of-pocket expenses incurred in connection with such subleasing and an administrative fee to Landlord of $1,000.00.

      (c) Except as provided in Paragraph 18(b), all cash or other proceeds of any assignment, sale or sublease of Tenant's interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the rentals called for hereunder, unless Landlord agrees to the contrary in writing and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee or purchaser of Tenant's interest in the Lease (all such assignees, sublessee and purchasers being hereinafter referred to as "Successors"), by occupying the Premises and/or assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successor in consideration of any such sale, assignment or subletting, in violation of the provisions hereof.

19. MECHANIC'S LIEN: Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by interference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to discharge the same, upon thirty (30) days prior written notice to Tenant with an opportunity to cure. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord within ten (10) days of receipt of written demand as additional rent.

20. PROPERTY INSURANCE: Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts as Landlord mortgagees shall require, but in no event less than 90% of replacement cost. Such

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      insurance shall be maintained at the expense of Landlord (as a part of the
      Operating Expenses) and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord, as their interests shall appear. Tenant shall maintain at its expense, in an amount equal to 90% of replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and in such additional amount as are required to meet Tenant's obligations pursuant to Paragraph 24 hereof. In addition, Tenant shall be required at its expense to procure rental loss insurance naming Landlord as beneficiary. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing
      Tenant's compliance with this Paragraph 20 and Paragraph 21. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least ten (10) days prior to such expiration.

21. LIABILITY INSURANCE: Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each on the Property with the premiums thereon fully paid on or before due date, issued by and binding upon some insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Landlord shall not be required to maintain insurance against thefts within the Premises, the Building or Property generally.

22.   INDEMNITY:

      (a) Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, or employees, invitees, licensees or any other person entering the Property under the invitation of Tenant or arising out of the use of the Premises by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord harmless from all liability and claims for any such damage or injury.

      (b) Tenant shall not be liable to Landlord, or to Landlord's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Landlord, its agents, servants, or employees, invitees, licensees or any other person entering the Property under the invitation of Landlord or arising out of the ownership of the Property by Landlord or out of a default by Landlord in the performance of its obligations hereunder. Landlord hereby indemnifies and holds Tenant harmless from all liability and claims for any such damage or injury; provided the person causing such damage or injury is under the control of Landlord, which the parties hereby agree

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      specifically excludes damage or injury caused by other tenants of the
      Building and the employees, agents, contractors, guests, invitees or customers of such tenants.

23. WAIVER OF SUBROGATION RIGHTS: Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraph 20 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees. Each of Landlord and Tenant also agrees that no right of recovery, claim, action or cause of action hereby waived shall ever be assigned to its insurance carriers.

24. CASUALTY DAMAGE: If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord's should require that the insurance proceeds payable as a result of a casualty be applied in reduction of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. If Landlord is not entitled to, or does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty. Landlord's obligation to restore shall not require Landlord to expend more than the insurance proceeds actually received by Landlord as a result of the casualty. Except for such insurance proceeds, all cost and expense of reconstructing the Premises shall be borne by Tenant, and Tenant shall present Landlord with evidence satisfactory to Landlord, of Tenant's ability to pay such costs prior to Landlord's commencement of reconstruction of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to

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      Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

25. CONDEMNATION: If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi public use, by right of eminent domain or otherwise, or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, (whether or not the Premises are affected thereby) Landlord may terminate this Lease by giving written notice thereof to the other, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing Building Standard Improvements in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such damage. All amounts awarded upon a taking of any part of all the Building or the Premises shall belong to Landlord and Tenant shall not be entitled to and expressly waives all claim to any such compensation; provided, however that Tenant shall be entitled to pursue compensation for loss of business and for the taking of Tenant's fixtures and improvements in an independent action.

26. DAMAGES FROM CERTAIN CAUSES: Neither party shall be liable to the other for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of such party. Nor shall either party be liable to the other for any damage or inconvenience which may arise through repair or alteration of any part of the Property, Building or Premises.

27. EVENTS OF DEFAULT: The following events shall be deemed to be events of default by Tenant under this Lease:

      (a) The failure of Tenant to pay the Base Rental, any other installment of rent or any part thereof within five (5) business days of Landlord's written notice of said failure to pay, provided however, that such failure to pay does not occur twice in any consecutive twelve (12) month period, in which case no notice shall be required; or


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      (b)   Tenant shall fail to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent) and such failure or non-performance shall continue for a period of thirty (30) days after written notice thereof has been given by Landlord to Tenant; provided, however, that if such cure cannot be completed within thirty (30) days, so long as Tenant has commenced to cure within the thirty (30) day cure period and diligently pursues such cure to completion within thirty (30) days thereafter, Tenant shall not be in default hereunder; or

      (c) The entry of a decree or order by a court having jurisdiction adjudging Tenant to be bankrupt or insolvent or approving as properly filed a petition seeking reorganization of Tenant under the National Bankruptcy Act, or any other similar applicable Federal or State law, or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Tenant or its property or for the winding up or liquidation of its affairs; or Tenant shall institute proceedings to be adjudicated a voluntary bankruptcy or shall consent to the filing of any bankruptcy, reorganization, receivership or other proceeding against Tenant, or any such proceedings shall be instituted against Tenant and the same shall not be vacated within thirty (30) days after the same are commenced; or

      (d) Tenant shall make an assignment for the benefit of Tenant's creditors or admit in writing Tenant's inability to pay the debts of Tenant generally as they may become due; or

      (e) Tenant shall desert or vacate or shall commence to desert or vacate the Premises or any substantial portion of the Premises or shall remove or attempt to remove all or a substantial value of Tenant's personal property from the Premises without the prior written consent of Landlord; or

      (f) Tenant shall do or permit to be done anything which creates a lien upon the Premises or any portion of the Premises, and fails to discharge such lien within ten (10) days of receipt of written notice thereof; or

      (g)   Tenant shall fail to take possession of the Premises within thirty
            (30) days after Landlord notifies Tenant that the same are ready for occupancy; or

      (h) Tenant shall fail to vacate the Premises upon the expiration of the Lease Term.

28.   RIGHTS OF LANDLORD UPON DEFAULT BY TENANT:

      (a) Remedies: Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice or

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            demand for possession whatsoever (and without limiting the generality of the foregoing. Tenant hereby specifically waives notice and demand for payment of rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law):

            (1) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord;

            (2) Terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease);

            (3) Enter upon and take possession of the premises and expel or remove Tenant any other occupant therefrom, with or without having terminated this Lease;

            (4) Alter locks and other security devices at the Premises so that Tenant will have access to the Premises with or without having terminated this Lease or Tenant's right to possession under the Lease; or

            (5) Apply all or any portion of the Security Deposit to cure such event of Default.

      (b) Tenant's Obligation Continues; Alteration of Locks: It is hereby expressly stipulated by Landlord and Tenant that any of the above listed actions including without limitation, termination of this Lease, termination of Tenant's right to possession, and re-entry by Landlord, will not affect the obligations of Tenant under the Lease, including the obligations to pay unaccrued monthly rentals and other charges provided in this Lease for the remaining portion of the Lease. The following provisions shall override and control any conflicting provisions of Section 93.002 of the Texas Property Code. If an event of default occurs, Landlord is entitled and is hereby authorized, without any notice to Tenant whatsoever, to enter upon the Premises by use of a master key, a duplicated key, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Premises, thereby permanently excluding Tenant, and its officers, principals, agents, employees, and representatives therefrom. In the event that the Landlord has either terminated Tenant's right to possession of the Premises pursuant to the foregoing provisions of this Lease, or has terminated the Lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Premises at any time; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon the written request of Tenant accompanied by such written waivers and releases as the Landlord may require, Landlord will escort Tenant or its authorized personnel to the

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            Premises to retrieve any personal belongings or other property of
            Tenant. If Landlord elects to exclude Tenant from the Premises without permanently repossessing the Premises or terminating the Lease pursuant to the forgoing provisions of this Lease, then Landlord (at any time prior to actual permanent repossession or termination) shall not be obligated to provide Tenant a key to re-enter the Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full (and all other defaults, if any, have been completely cured to Landlord's satisfaction), and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon written request by Tenant accompanied by such waivers and releases as the Landlord may require, escort Tenant or its authorized personnel to the Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's lien and security interest described in Paragraph 37 below. This remedy of Landlord shall be in addition to and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity.

      (c) No Acceptance of Surrender; Waiver of Damages: Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord. No such alteration of locks or other security devises and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversation, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the Premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceeding or other legal process, except for claims arising solely out of Landlord's gross negligence or willful misconduct. Tenant agrees that any re-entry by Landlord may be pursuant to a judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise, except for claims arising solely out of Landlord's gross negligence or willful misconduct.

      (d) Damages on Termination: In the event Landlord elects to terminate this Lease by reason of an event of default, then notwithstanding such termination, the Tenant shall be liable for and shall pay to the Landlord, at the address

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            specified in Paragraph 1(d) above, the sum of all Rent accrued to the date of such termination, plus, as damages, (i) the cost of recovering, reletting the Premises and the sum of the unamortized portion of the initial Landlord's costs (including but not limited to, Tenant improvement costs, commissions and architectural and engineering fees), and (ii) an amount equal to the total of the Rent provided in this Lease for the remaining portion of the Lease Term (had such Lease Term not been terminated by Landlord), less the reasonable rental value of the Premises for such period, discounted to present value at the rate of six percent (6%) per annum.

      (e) Alternate Measure of Damages on Termination: In the event Landlord elects to terminate this Lease by reason of an event of Default, in lieu of exercising the right of Landlord under the preceding Paragraph 28(d), Landlord may instead hold Tenant liable for all Rent accrued to the date of such termination, plus such Rent as would otherwise have been required to be paid by Tenant to Landlord during the period following termination of the Lease Term measured from the date of such termination by Landlord until the expiration of the Lease Term (had Landlord not elected to terminate the Lease on account of such event of default), diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in Paragraph 29 hereof). Actions to collect amounts due by Tenant as provided for in this paragraph may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until the expiration of such period; and in no event shall Tenant be entitled to any excess of rent obtained by reletting over and above the Rent provided for in this Lease. If Landlord elects to exercise the remedy prescribed in this Paragraph 28(e), this election shall in no way prejudice Landlord's right at anytime hereafter to cancel said election in favor of the remedy prescribed in the foregoing Paragraph 28(d).

      (f) Damages If Lease Not Terminated: In the event that Landlord elects to repossess the Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified in Paragraph 1(d) above, all Rent accrued to the date of such repossession, plus Rent as it becomes due required to be paid by Tenant to Landlord during the remainder of the Lease Term as stated in Paragraph 1(g), diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in Paragraph 29). Actions to collect amounts due by Tenant as provided in this paragraph may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until the expiration of such period; and in no event shall Tenant be entitled to


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            any excess of rent obtained by reletting over and above the Rent provided for in this Lease.

      (g) Recovery of Concessions. In the event of a default in the payment of Rent, Tenant shall in addition to all other sums owed to Landlord, pay to Landlord an amount equal to the dollar amount of all unamortized "concessions" provided to Tenant in connection with this Lease, which Landlord and Tenant hereby agree shall be an amount equal to three months Base Rent and any unamortized leasing commissions incurred in connection with this Lease. The foregoing shall not, however, act to limit in any manner the damages or remedies to which Landlord may be entitled under this Lease by law, but shall act only as a reimbursement of such concessions as may have been provided to Tenant as an incentive to enter into this Lease.

29. EXPENSE OF REPOSSESSION: It is further agreed that, in addition to payments required pursuant Paragraph 28 above, Tenant shall compensate Landlord for all expenses incurred by Landlord in repossession (including among other expenses, repairs, the sum of the unamortized portion of the initial Landlord costs including, but not limited to, Tenant Improvement costs, commissions and architectural and engineering fees, replacements, advertisements and brokerage fees), and all losses incurred by Landlord as a direct result of Tenant's default.

30. CUMULATIVE REMEDIES; WAIVER OR RELEASE: Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of providing the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other. No action, omission or commission by Landlord, including specifically, the failure to exercise any right, remedy or recourse, shall be deemed a waiver or release of the same. A waiver or release shall exist and be effective only as set forth in written document executed by Landlord, and then only to the extent recited therein. A waiver or release with reference to any one event shall not be construed as continuing as to, or as a bar to, or as a waiver or a release of, any right, remedy or recourse as to any other or subsequent event.

31.   HAZARDOUS WASTE:

      (a) Tenant agrees that no toxic or hazardous substances or wastes, pollutants or contaminants, or any hazardous substance as defined in the Comprehensive Environment Response, Compensation and Liability Act of 1980, 42 USC 9601-9657, as amended ("CERCLA") (collectively, "Environmental Pollutants") will be generated, treated, stored, released or disposed of, or otherwise placed, deposited in or located on the Premises or Building by Tenant, its agents, contractors or employees, and no activity shall be


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            undertaken on the Premises or Building by Tenant, its agents, contractors or employees that would cause or contribute to (i) the Premises to become a generation, treatment, storage or disposal facility within the meaning of, or otherwise bring the Premises within the ambit of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 USC 6901 et. seq., or any similar state law or local ordinance, (ii) a release or threatened release of toxic or hazardous wastes or substances, pollutants or contaminants, from the Premises or Building within the meaning of, or otherwise result in a liability in connection with the Premises or Building within the meaning of, or otherwise result in liability in connection with the Premises within the ambit of CERCLA, or any similar state law or local ordinance, or (iii) the discharge of pollutants or effluents into any water source or system, the dredging or filling of any waters, or the discharge into the air of any emissions, that would require a permit under the Federal Water Pollution Control Act, 33 USC 1251 et. seq., or the Clean Air Act, 42 USC 7401 et. seq., or any similar state law or local ordinance, except in each case for de minimis amounts of cleaning supplies used in the Premises.

      (b) Tenant agrees to indemnify and hold Landlord harmless from and against and to reimburse Landlord with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including attorney's fees and court costs) of any and every kind and character, known or unknown, fixed or contingent, asserted against or incurred by Landlord at any time and from time to time by reason of or arising out the breach of its obligations contained in Paragraph 31(a) above. Tenant's indemnification of Landlord shall be limited to claims, reasonable demands, causes of action, loss, damage liabilities, costs and expenses (including attorney's fees and court costs) of any and every kind and character, known or unknown, fixed or contingent, caused by Tenant's use of the Premises, Building, or any other structure on the Property during the Lease.

32. ATTORNEY'S FEES: If, on account of any breach or default by one party (the "Defaulting Party") in its obligations hereunder, the other party (the "Non-Defaulting Party") shall employ an attorney or attorneys to present, enforce or defend any of the such party's rights or remedies hereunder, the Defaulting Party agrees to pay any reasonable attorneys' fees incurred by the Non-Defaulting Party in such connection.

33. DEFAULT BY LANDLORD: In the event of a default or breach by Landlord under this Lease, then Tenant shall be entitled to such rights and remedies as may be available to Tenant at law or in equity.

34. PEACEFUL ENJOYMENT: Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays

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      the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder.

35. HOLDING OVER: In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 28 hereof, Tenant shall, throughout the entire holdover period, pay rent equal to twice the Base Rental and additional rent which would have been applicable had the term of this Lease continued though the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease.

36. SUBORDINATION TO MORTGAGE: Tenant accepts this Lease subject and subordinate to any first mortgage, first deed of trust or other first lien presently existing or hereafter arising upon the Premises, upon the Building or upon the Property as a whole, and to any renewals, refinancing and extensions thereof, provided that such mortgagee or lienholder enters into an agreement not to disturb Tenant's use and occupancy of the Premises so long as Tenant is not in default, but Tenant agrees that any such first mortgagee shall have the right at any time to subordinate such first mortgage, first deed of trust or other first lien on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord hereby agrees to use commercially reasonable efforts to obtain a non-disturbance agreement from any existing mortgagee or lienholder in form reasonably acceptable to Tenant within 60 days of the date of this Lease. Tenant agrees to execute such further instruments subordinating this Lease (or such mortgage to this Lease) or attorning to the holder of any such liens as Landlord may request in writing; provided such instruments include non-disturbance language reasonably acceptable to Tenant. In the event that Tenant should fail to execute any such instrument within fifteen (15) days of such request, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time within fifteen (15) days of receipt of written request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been Modifications, that the same is in full force and effect as so modified), stating the dates to which rent and any other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.


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37.   LANDLORD'S CONTRACTUAL SECURITY INTEREST: In addition to the statutory
      Landlord's lien, Tenant hereby grants to Landlord and Landlord shall have at all times, a valid security interest to secure payment of all Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter may be, situated on the Premises, and all proceeds therefrom, and such property shall not be removed without the written consent of Landlord, except in the ordinary course of Tenant's business. Landlord shall have the rights and remedies of a secured party as set forth in the Texas Uniform Commercial Code. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice, the requirement of reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least seven (7) days before the time of sale. Any sale made pursuant to the provision of this Paragraph 37 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held on the Premises or where the property is located after the time, place, and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located for five (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; the Tenant shall pay any deficiencies forthwith.

38. USE AND STORAGE OF PERSONAL PROPERTY: In the event that Landlord shall have taken possession of the Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant, at all times prior to any foreclosure thereon by Landlord or repossession thereof by any Lessor thereof or third party having a lien thereon. Landlord shall remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of

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      such furniture, fixtures, equipment and other property located thereon and place same in storage at any premises within the county where the Building is located, including premises owned by Landlord or an affiliate of Landlord; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument or copy of Tenant's
      (or Tenant's predecessor's) signature thereon and without the necessity of Landlord's making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

39. SUBORDINATION OF LANDLORD'S LIEN: Landlord hereby agrees to subordinate all statutory and contractual landlord's liens (and, provided Tenant is not in default at the time, agrees to sign documents so indicating [on terms and conditions reasonably acceptable to Landlord], within ten (10) days after Tenant's request) to any liens or security interests covering Tenant's inventory, or fixtures, furniture or equipment of Tenant in favor of third-party lenders providing financing to Tenant (including purchase-money financing). Additionally, notwithstanding anything to the contrary contained herein, Tenant shall be permitted to remove contents from the Premises without Landlord's consent (free and clear of any landlord's liens) whenever Tenant has not previously received from Landlord a written notice of default, which remains uncured.

40. NO IMPLIED WAIVER: The failure of either party to insist at any time upon the strict performance of any covenant or agreement herein, or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this lease shall be deemed to be other than the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.


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41.   PERSONAL LIABILITY: The liability of Landlord to Tenant for any default by
      Landlord under the terms of this Lease shall be limited to Landlord's interest in the Building and the Property and Tenant agrees to look solely to Landlord's interest in the Building and the Property for recovery of any judgment from Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

42.   SECURITY DEPOSIT:

      (a) SECURITY DEPOSIT. Tenant shall deliver the Security Deposit to Landlord upon the date of full execution of this lease. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Tenant's damages in case of default by Tenant. Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

      (b) CREDIT ENHANCEMENT. Upon execution of the Lease, Tenant shall pay to Landlord the Additional Security Deposit (equal to one month's Base Rental) to be held in escrow. If (i) Tenant fails to show a profit for three (3) successive quarters and (ii) Tenant's cash falls below $10,000,000 at the end of any quarter during the Lease Term, Tenant will be required to pay an amount equal to one (1) month's Base Rental to Landlord to be held in escrow and added to the Additional Security Deposit. If Tenant (i) has three (3) consecutive quarters of profitability, (ii) has never been in default under the Lease, and (iii) has never been "late" in making any Base Rental or other payments under the Lease, then Landlord will return the Additional Security Deposit (whether one month's Base Rental or two month's Base Rental) within thirty
      (30) days of written request by Tenant.

43. NOTICE: All notices or other communications required or permitted to be given pursuant to this Lease shall be in writing and shall be considered as properly given (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the

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      intended addressee, (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee; or (iv) by facsimile or similar transmission with confirmation of transmission by sender. Notice so mailed shall be effective two (2) days after its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. For purposes of notice, the addresses and facsimile numbers of the parties shall be as set forth on Paragraph I of this Agreement; provided, however, that either party shall have the right to change its address and facsimile numbers for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth herein.

44. SEVERABILITY: If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

45. AMERICANS WITH DISABILITIES ACT AND TEXAS ARCHITECTURAL BARRIERS ACT: From and after the Commencement Date, Tenant agrees to comply with all requirements of the Americans with Disabilities Act (42 USC 12101 to 12213) and the Texas Architectural Barriers Act (Article 9102, Tex. Rev. Civ. St., 1991) (collectively, the "Acts") applicable to the Premises. Tenant agrees to indemnify and hold Landlord harmless from any and all expenses, liabilities, costs or damages suffered by Landlord as result of additional obligations which may be imposed on the Building or the Property after the Commencement Date, under either of such Acts by virtue of Tenant's operations and/or occupancy. Tenant acknowledges that from and after the Commencement Date, it will be wholly responsible for any accommodations or alterations, which need to be made to the Premises to accommodate disabled employees, customers and invitees of Tenant. No provision in this Lease should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under either such Act and any provision of the Lease which could arguably be construed as authorizing a violation of either Act shall be interpreted in a manner which permits compliance with such Act and is hereby amended to permit such compliance. Landlord hereby represents and warrants that, to the best of Landlord's knowledge, the Building and the Premises are in compliance with the Acts as of the Commencement Date. Notwithstanding anything to the contrary contained herein, to the extent that the Building and the Premises are not in


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         compliance with the Acts as of the Commencement Date, any
         accommodations or alterations necessary to comply or to accommodate disabled employees, customers and invitees of Tenant shall be the responsibility of Landlord.

46. RECORDATION: Tenant agrees not to record this Lease, or any memorandum hereof. In the event Landlord's first mortgagee may so require Tenant and Landlord agree to execute a short form of this Lease for recordation.

47. GOVERNING LAW: This Lease and the rights and obligations of the Parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

48. FORCE MAJEURE: Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

49. TIME OF PERFORMANCE: Except as expressly otherwise herein provided, with respect to all required acts of Tenant time is of the essence of this Lease.

50. TRANSFERS BY LANDLORD: Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and Property, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations. This Lease shall not be affected by any such transfer.

51. BROKER: Tenant and Landlord each represents and warrants to the other that Tenant and Landlord, respectively, have dealt with, and only with:

         Landlord's representative:        Jan Rhea, International Capital, Inc.
         Tenant's representative:          Bob Steinweg, RES Enterprises, Inc.

         as brokers in connection with this Lease, and that, insofar as Tenant and Landlord, respectively knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith and Tenant and Landlord, respectively, shall indemnify and hold harmless the other from and against all claims and costs (and costs of defending against and such claims) of any broker or similar parties claiming by, through, or under Tenant and Landlord respectively, in connection with this Lease.


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52.      EFFECT OF DELIVERY OF THIS LEASE: Landlord has delivered a copy of this
         Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

53. ENTIRE AGREEMENT: It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease, with the specific references to written extrinsic documents, is the entire agreement of the parties; that there are, and were, no verbal representations, warranties, understandings, stipulations, agreements or promises pertaining to this Lease or the expressly mentioned written extrinsic documents not incorporated in writing in this Lease.

54. AMENDMENT: This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Tenant and Landlord.

55. LIMITATION OF WARRANTIES: LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

56. MAIL: Tenant understands and agrees that mail delivery in the Building shall be only to boxes contained in the mailroom provided by Landlord.

57. EXHIBITS: In addition to Exhibits A, B, C, D and E, the following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:


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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.


LANDLORD:                                         TENANT

WEDGEWOOD DRIVE PARTNERS, LTD.                    INTERPHASE CORPORATION
   a Texas limited partnership

By:       Collinternational II, Inc.
Its:      General Partner

By:       /s/ GARY BRIEL                          By:  /s/ STEVE KOVAC
          ------------------------------               -------------------------
          Gary Briel

Its:      Vice President                          Its: Chief Financial Officer


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                                    EXHIBIT A

                             PARKWAY CENTRE, PHASE I
                            2901 NORTH DALLAS PARKWAY
                                  PLANO, TEXAS

                                LEGAL DESCRIPTION


BEING all of that tract of land in the City of Plano, Collin County, Texas, a part of the JOHN H. MOUNTS SURVEY, ABSTRACT NO. 610, and being a part of Lot 1, Bock C, Carrington Park Addition, an addition to the City of Plano as recorded in Cabinet 1, Page 328, Collin County Plat Records, and being further described as follows:

BEGINNING at a "X" found in concrete at the northwest corner of said Lot 1, said point being the intersection of the east line of Communications Parkway (a 110 foot wide right-of-way) with the south line of Wedgewood Drive (a 60 foot wide right-of-way);

THENCE along the north line of said Lot 1 and along the south line of Wedgewood Drive as follows:

          Northeasterly, 125.10 feet along a curve to the right which has a central angle of 17 degrees 03 minutes 58 seconds, a radius of 420.00 feet, a tangent of 63.02 feet, and whose chord bears North 81 degrees 09 minutes 48 seconds East, 124.64 feet to a 1-inch iron rod found for corner;

          North 89 degrees 41 minutes 47 seconds East, 551.53 feet to a "X", found in the concrete at the northeast corner of said Lot 1, said point being in the west line of Dallas North Tollway (a variable width right-of-way);

THENCE along the east line of said Lot 1 and along the west line of Dallas North Tollway as follows:

          South 00 degrees 18 minutes 13 seconds East, 299.35 feet to a 1-inch iron rod found for corner;

          Southeasterly, 4.65 feet along a curve to the left which has a central angle of 00 degrees 08 minutes 20 seconds, a radius of 1919.86 feet, a tangent of 2.33 feet, and whose chord bears South 00 degrees 22 minutes 23 seconds East,
4.65 feet to a 1-inch iron rod set for corner;

THENCE South 89 degrees 41 minutes 47 seconds West, 340.58 feet to a 1-inch iron rod set for corner;

THENCE North 00 degrees 18 minutes 13 seconds West, 38.00 feet to a 1-inch iron rod set for corner;

THENCE South 89 degrees 41 minutes 47 seconds West, 310.00 feet to a 1-inch iron rod set for corner in the west line of said Lot 1, said point being in the east line of Communications Parkway;

THENCE along the west line of said Lot 1 and along the east line of Communications Parkway as follows:

          North 00 degrees 06 minutes 00 seconds West, 56.14 feet to a 1-inch iron rod found for corner;

          Northwesterly, 193.46 feet along a curve to the left which has a central angle of 14 degrees 56 minutes 59 seconds, a radius of 741.46 feet, a tangent of 97.28 feet, and whose chord bears North 07 degrees 34 minutes 30 seconds West, 192.92 feet to the POINT OF BEGINNING and containing 187,170 square feet or 4.2968 acres of land.


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                                    EXHIBIT B

                             PARKWAY CENTRE, PHASE I
                            2901 NORTH DALLAS PARKWAY
                                  PLANO, TEXAS

                                DEMISED PREMISES


                                   [ATTACHED]


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                              [SECOND FLOOR PLAN]


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                                    EXHIBIT C

                             PARKWAY CENTRE, PHASE I
                            2901 NORTH DALLAS PARKWAY
                                  PLANO, TEXAS

                               SPECIAL PROVISIONS


Landlord agrees that (i) there will be no additional rent charged to Tenant for Operating Expenses for the year 2003, (ii) the additional rent for Tenant's Prorata Share of the 2004 Controllable Operating Expenses will be capped at 8% over the Base Year and (iii) the additional rent for Tenant's Prorata Share of the 2005 Controllable Operating Expenses will be capped at 8% over the amount paid by Tenant in the year 2004.

Landlord agrees that Tenant will be entitled to ten (10) designated covered parking spaces @ $35/month subject to adjustment during the option term based on the then-current market rate.

Tenant, at Tenant's sole cost and expense, shall place signage identifying Tenant on the monument sign for the Building and on the first floor directory. In addition, Tenant may, at Tenant's sole cost and expense, place a sign on the exterior of the Building and in the second floor lobby of the Building where the "Xalted" signs are currently located. The design and size of these signs is to be comparable to the existing Xalted signs and will be subject to Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed.

Landlord grants tenant Right of First Offer on any additional vacant space currently occupied by Xalted.

If during the Lease Term, all or any part of the space currently occupied by Xalted (the "Offer Space") shall become available for lease, Tenant shall have an initial right of first offer (the "Right of First Offer") to lease all or any portion of the Offer Space that Landlord elects to lease to bona fide third parties (the "Subject Space"). Prior to Landlord leasing the Subject Space to third parties, Landlord shall first offer the Subject Space to Tenant by written notice (the "Offer"). The Offer shall contain all of the material terms and conditions upon which Landlord would be willing to lease the Subject Space, including, without limitation, rental rate, allowances and concessions, term and date of occupancy. Tenant shall have fifteen (15) days from receipt of the Offer to accept the Offer in writing. The failure of Tenant to accept the Offer within such fifteen (15) day period shall constitute rejection of the Offer. If Tenant accepts the Offer, Landlord and Tenant shall promptly enter into an amendment to the Lease adding Subject Space the Premises and otherwise incorporating the terms and conditions of the Offer. If the Subject Space constitutes less than the Offer Space, the Right of First Offer shall continue with respect to the balance of the Offer Space.


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Notwithstanding anything to the contrary in this Lease, Landlord will use its best efforts to grant access to the Premises to Tenant by August 15, 2002, but in no event later than September 1, 2002, in order to begin making improvements to the Premises. After Tenant completes its improvements to the Premises, Landlord will then complete the improvements required by Landlord under this Lease prior to October 1, 2002.


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                                    EXHIBIT D

                             PARKWAY CENTRE, PHASE I
                            2901 NORTH DALLAS PARKWAY
                                  PLANO, TEXAS

                                   WORK LETTER

Tenant takes the demised premises in an "as is" condition except Landlord will replace the carpet with Building Standard grade (as defined below), repaint, strip and wax VCT flooring, repair light fixtures and replace damaged or soiled ceiling tiles.

Tenant may select the carpet and paint color from samples supplied by the Landlord. The Building Standard grade carpet is 26 to 28 ounces.



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                                    EXHIBIT E

                             PARKWAY CENTRE, PHASE I
                            2901 NORTH DALLAS PARKWAY
                                  PLANO, TEXAS

                              RULES AND REGULATIONS


1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the leased premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building is prohibited.

2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord at Tenant's expense. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

4. Tenants shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects, which may over stress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible Tenant.

6. Tenants shall notify the Building Manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require.

7.       Corridor doors, when not in use, shall be kept closed.

8. All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours. Landlord's written approval must be obtained for any delivery after normal working hours. Landlord will provide


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         Tenants with a list of restricted types of deliveries which will be performed only during certain hours.

9. Tenants shall cooperate with Landlord's employees in keeping the leased premises neat and clean.

10. Tenants shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the leased premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

11. No animals shall be brought into or kept in or about the Building, except for "seeing eye" or lead dogs.

12. When conditions are such that Tenant must dispose of crates, boxes, etc., on the sidewalk, it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 5:30 p.m., respectively. Crates and construction debris shall be removed from the project by Tenant at Tenant's expense and shall not be placed in ordinary trash removal receptacles.

13. No machinery of any kind, other than ordinary office machines such as typewriters, computers, and printers, shall be operated on the leased premises without the prior written consent of Landlord, nor shall Tenants use or keep in the Building any inflammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in the Building, without Landlord's prior consent.

14. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

15. No nails, hooks, or screws shall be driven into or inserted in any part of the Building except as approved by Building maintenance personnel; provided, however, that Tenant may use nails, hooks and screws to hang pictures, shelves and other items within the Premises, as necessary, without prior approval. Tenant will repair any resulting holes prior to move-out.

16. Landlord has the right to evacuate the Building in the event of such an emergency or catastrophe, and Tenant shall cooperate in such an evacuation.

17. No food and/or beverages shall be distributed from Tenant's office without the prior written approval of the Building Manager, except that food and drinks may be served to Tenant's employees, agents, guests, customers, and invitees within the Premises without prior approval.

18. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall initially be given two (2) keys to the Premises by Landlord. No duplicates of such


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         keys shall be made by Tenants. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

19. Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

20. Tenant shall comply with such parking rules and regulations as may be posted and distributed from time to time.

21. No portion of the Building shall be used for the purpose of lodging rooms.

22. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

23. No Tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord, working under Landlord's supervision.

24. Landlord reserves the right to rescind any of these rules and make such other reasonable and further rules and regulations as in its reasonable judgment shall from time to time be needful for the operation of the Building, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.


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                                    EXHIBIT F

                             PARKWAY CENTRE, PHASE I
                            2901 NORTH DALLAS PARKWAY
                                  PLANO, TEXAS

                                 RENEWAL OPTION


Tenant (but not any assignee or subtenant of Tenant, even if Landlord's consent is obtained as required under Article XIX of this lease) is granted the option(s) to extend the term of this lease for one (1) consecutive extended term of three (3) years, provided (a) Tenant is not in default at the time of exercise of the option, and (b) Tenant gives written notice of its exercise of the respective option at least one hundred eighty (180) days prior to the expiration of the original term or the expiration of the then existing term. Each extension term shall be upon the same terms, condition and rentals, except
(i) Tenant shall have no further right of renewal after the last extension term prescribed above, and (ii) the monthly Minimum Guaranteed Rental will be at a then Market Rate but not to exceed $19.50 psf in year 1, $20.50 psf in year 2 and $21.50 psf in year 3, and (iii) the additional rent for Tenant's Prorata Share of the Controllable Operating Expenses will be prorata over the Base Year expense. Notwithstanding the above provisions to the contrary: (A) in no event will the adjusted monthly Base Rental for any option period be lower than the monthly Base Rental for the immediately preceding period; and (B) in the event Tenant has not agreed in writing to accept the monthly Base Rental before ninety
(90) days prior to the expiration of the then existing Lease Term, Landlord at its option may terminate this Lease as of the expiration of the then existing Lease Term. For purposes of this Lease, the term "Market Rate" shall mean the rent actually received for properties of equivalent size, quality and utility within a two (2) mile radius of the Property from tenants of similar size and creditworthiness.


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